UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  October 8, 2010

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On October 8, 2010, General Moly, Inc. (the “Company”) issued a press release announcing that Sichuan Hanlong Group (“Hanlong”) had received formal approval from the Chinese National Development and Reform Commission (NDRC) for its investment in the Company, as well as updating the Mt. Hope project’s water rights progress.  A copy of the press release is attached hereto as Exhibit 99.1.

On October 12, 2010, the Company issued a press release announcing that Hanlong had received a Certificate of Overseas Investment as approval from the Chinese Ministry of Commerce (MOFCOM) for its investment in the Company, and that Hanlong had filed the Certificate of Overseas Investment with the State Administration of Foreign Exchange (SAFE).  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated October 8, 2010.

99.2	Press Release of General Moly, Inc. dated October 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: October 12, 2010	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer